UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2011

Park Sterling Corporation
(Exact name of registrant as specified in its charter)

North Carolina	001-35032	27-4107242
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1043 E. Morehead Street, Suite 201, Charlotte, NC	28204
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (704) 716-2134

Not Applicable
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.       Regulation FD Disclosure.

On May 11, 2011, James C. Cherry, Chief Executive Officer, David L. Gaines, Chief Financial Officer, and Nancy J. Foster, Chief Risk Officer of Park Sterling Corporation (the “Registrant”) will participate in the 16th Annual Gulf South Bank Conference in New Orleans, LA. A copy of the slide package prepared for use by executive management for this presentation is furnished as Exhibit 99.1 to this report. The information in the presentation is presented as of the date hereof, and the Registrant does not assume any obligation to update such information in the future. Exhibit 99.1 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act nor shall it be deemed incorporated by reference in filings under the Securities Act.

Item 8.01.	Other Events.
For the purposes of Rule 425 of the Securities Act, the information contained in the slide package furnished herewith as Exhibit 99.1 relating solely to the proposed merger between the Registrant and Community Capital Corporation (“Community Capital”) is being filed under this Item 8.01.
Additional Information About the Merger and Where To Find It
In connection with the proposed merger between the Registrant and Community Capital, the Registrant has filed with the Securities and Exchange Commission (the “SEC”) a Registration Statement on Form S-4 that includes a Proxy Statement of Community Capital that also constitutes a Prospectus of the Registrant, as well as other relevant documents concerning the proposed transaction. Once the Registration Statement is declared effective by the SEC, Community Capital will mail a definitive Proxy Statement/Prospectus to its shareholders. Shareholders are strongly urged to read the Registration Statement and the Proxy Statement/Prospectus regarding the proposed merger and other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information regarding the proposed merger.
A free copy of the Proxy Statement/Prospectus, as well as other filings containing information about the Registrant and Community Capital, may be obtained after their filing at the SEC’s Internet site (http://www.sec.gov). In addition, free copies of documents filed with the SEC may be obtained on the respective websites of the Registrant and Community Capital at www.parksterlingbank.com and www.capitalbanksc.com.
This report does not constitute an offer to buy, or a solicitation to sell, shares of any security or the solicitation of any proxies from the shareholders of the Registrant or Community Capital.
Participants in Solicitation
The Registrant and Community Capital and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from Community Capital’s shareholders in connection with the proposed merger. Information about the directors and executive officers of the Registrant and Community Capital and information about other persons who may be deemed participants in this solicitation is included in the Proxy Statement/Prospectus. Information about the Registrant’s executive officers and directors can be found in the Registrant’s definitive proxy statement in connection with its 2011 Annual Meeting of Shareholders filed with the SEC on April 12, 2011. Information about Community Capital’s executive officers and directors can be found in Community Capital’s definitive proxy statement in connection with its 2010 Annual Meeting of Shareholders filed with the SEC on April 21, 2010.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Exhibit Description

99.1	Slide Package prepared for use in connection with presentation at the 16th Annual Gulf South Conference on March 11, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 8, 2011

PARK STERLING CORPORATION

By: /s/ David L. Gaines
David L. Gaines
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Exhibit Description

99.1	Slide Package prepared for use in connection with presentation at the 16th Annual Gulf South Conference on March 11, 2011.

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